Securities and Exchange Commission
Washington, D. C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 18, 2013

NORTHEAST AUTOMOTIVE HOLDINGS, INC.
(Name of Registrant as specified in its charter)

Nevada	000-51997	65-0637308
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

2174 HEWLETT AVENUE, SUITE 206
MERRICK, NY 11566
(516) 377-6311
 (Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY STATEMENT

Northeast Automotive Holdings, Inc. (which may be referred to herein as we, us or the Company) is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 24, 2013 to add Exhibit 16.1.

 The remainder of the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 24, 2013 remains unchanged.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

16.1	Letter from Malone Bailey, LLP

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHEAST AUTOMOTIVE HOLDINGS, INC.

Dated: January 28, 2014	By:	/s/ William Solko
Name: William Solko
Title: President

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